Exhibit 10(b)

FOURTH AMENDMENT TO REIMBURSEMENT AGREEMENT

THIS FOURTH AMENDMENT TO REIMBURSEMENT AGREEMENT, dated as of April 12, 2006 (this “Amendment”), to the Existing Reimbursement Agreement (as defined below) is made by PPL ENERGY SUPPLY, LLC, a Delaware limited liability company (the “Account Party”), and certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below).

W I T N E S S E T H:

WHEREAS, the Account Party, the Lenders and The Bank of Nova Scotia, as the Issuer and as Administrative Agent, are all parties to the Reimbursement Agreement, dated as of March 31, 2005 (as amended or otherwise modified prior to the date hereof, the “Existing Reimbursement Agreement”, and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Reimbursement Agreement”);

WHEREAS, the Account Party has requested that the Lenders amend certain provisions of the Existing Reimbursement Agreement to permit Letters of Credit to be issued for additional account parties, on the terms and subject to the conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.   Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Account Party” is defined in the preamble.

“Amendment” is defined in the preamble.

“Amendment Effective Date” is defined in Article III.

“Existing Reimbursement Agreement” is defined in the first recital.

“Reimbursement Agreement” is defined in the first recital.

SECTION 1.2.   Other Definitions. Terms for which meanings are provided in the Reimbursement Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II
AMENDMENTS TO REIMBURSEMENT AGREEMENT

Effective as of the date hereof, but subject to the occurrence of the satisfaction of the conditions in Article III, the provisions of the Existing Reimbursement Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Reimbursement Agreement shall continue in full force and effect in accordance with its terms.

SECTION 2.1.   Amendments to Section 1.1. Section 1.1 of the Existing Reimbursement Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Additional Account Parties” is defined in Section 2.1.

“Fourth Amendment” means the Fourth Amendment to Reimbursement Agreement, dated as of April 12, 2006, among the Account Party and the Lenders party thereto.

SECTION 2.2.   Amendment to Article II. Section 2.1 of the Existing Reimbursement Agreement is hereby amended by inserting the following at the end of such Section.

The Account Party shall be permitted to request that the Issuer issue Letters of Credit listing any of the following Persons (in addition to the Account Party) as the account party on such Letter of Credit: Avon Lake Synfuels, LLC, BG Mechanicals, Inc., General Control Systems, Inc, McCarl’s Inc., Penn Mines, LLC, PPL Brunner Island, LLC, PPL Corporation, PPL Distributed Generation, LLC, PPL Energy Supply, LLC, PPL EnergyPlus, LLC, PPL Energy Services Northeast, Inc., PPL Energy Services Holdings, LLC, PPL Gas Utilities Corporation, PPL Generation, LLC, PPL Holtwood, LLC, PPL Martin Creeks, LLC, PPL Montana, LLC, PPL Sundance Energy, LLC, PPL Susquehanna, LLC, PPL Wallingford Energy, LLC or Tyrone Synfuels, L.P (collectively, the “Additional Account Parties”). Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, an Additional Account Party, the Account Party shall be obligated to reimburse the Issuer for any and all drawings under such Letter of Credit. The Account Party hereby acknowledges that the Issuer would be unwilling to issue Letters of Credit for the account of Additional Account Parties without the Account Party’s agreement to such reimbursement obligation, and that the Account Party derives benefits from the issuances of such Letters of Credit.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

This Amendment and the amendments contained herein shall become effective as of the date hereof when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

SECTION 3.1.   Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Account Party and the Required Lenders.

SECTION 3.2.   Costs and Expenses, etc. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 10.3 of the Reimbursement Agreement, if then invoiced.

SECTION 3.3.   Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE IV
MISCELLANEOUS

SECTION 4.1.   Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 4.2.   Loan Document Pursuant to Existing Reimbursement Agreement. This Amendment is a Loan Document executed pursuant to the Existing Reimbursement Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Reimbursement Agreement, as amended hereby, including Article X thereof.

SECTION 4.3.   Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.4.   Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 4.5.   Governing Law. THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 4.6.   Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Reimbursement Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Reimbursement Agreement or any other Loan Document or of any transaction or further or future action on the part of any Obligor which would require the consent of the Lenders under the Existing Reimbursement Agreement or any of the Loan Documents.

SECTION 4.7.   Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Account Party hereby represents and warrants to the Lenders, on the date this Amendment becomes effective pursuant to Article III, that both before and after giving effect to this Amendment, all statements set forth in Section 5.2.1 of the Reimbursement Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

PPL ENERGY SUPPLY, LLC

By:__________________________
Title:

THE BANK OF NOVA SCOTIA

By:__________________________
Title: